Intangible assets	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets Disclosure [Text Block]
8.	Intangible assets:

		Accumulated	Net book
2016	Cost	amortization	value

Licenses	$12,843	$856	$11,987
Marketing rights	15,830	4,948	10,882
Trade name	1,131	353	778
Patents	4,347	3,642	705

	$34,151	$9,799	$24,352

		Accumulated	Net book
2015	Cost	amortization	value

Marketing rights	$15,830	$3,365	$12,465
Trade name	1,131	240	891
Patents	4,312	3,447	865
	$21,273	$7,052	$14,221

In the second quarter of 2016, the Company announced the execution of a license agreement with Allergan plc (“Allergan”), for the rights to commercialize dalbavancin (branded DALVANCE® in the U.S. and XYDALBATM in the rest of the world) in France, the United Kingdom, Germany, Belgium, Nordic nations, other European nations, various Middle Eastern nations, and Canada. As consideration for the rights and licenses granted, the Company made non-refundable payments to Allergan of $13,000, along with incurring other transaction costs. Additional non-refundable milestone payments will be due to Allergan upon the Company’s achievement of various milestones. Royalty payments may also be due to Allergan based on achievement of pre-determined levels of annual net sales. The license will be amortized over the life of the agreement of 10 years.

Amortization expense for the year ended December 31, 2016 amounted to $2,783 (2015 - $1,974).

The estimated aggregate amortization expense for intangible assets held at December 31, 2016, for each of the five succeeding years is expected as follows:

2017	$3,158
2018	3,126
2019	3,104
2020	3,083
2021	3,048